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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 October 2, 2006
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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                           COMMISSION FILE NO. 0-10176




                         DIGITAL IMAGING RESOURCES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant As Specified In Its Charter)


           Delaware                                              22-2306487
-------------------------------                                -------------
(State or Other Jurisdiction of                                (IRS Employer
 Incorporation Or Organization)                              Identification No.)


                               355 Madison Avenue
                              Morristown, NJ 07960
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (973) 538-4177
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Digital Imaging Resources, Inc. (the "Registrant"), SwingStation, Inc., a wholly-owned subsidiary of the Registrant ("SSI"), and SwingStation Systems, LLC, a limited liability company ("SwingStation LLC") entered into an asset purchase agreement dated October 5, 2006 pursuant to which SSI agreed to sell to SwingStation LLC all its assets, consisting of inventory, digital video recording systems, software, trademarks, service marks and all other related intellectual property. As consideration for the purchase of the Assets SwingStation LLC agreed to assume approximately $92,337 of liabilities of SSI and $92,375 of liabilities of the Registrant, including approximately $53,750 owed to Theodore M. Swartwood, a director and former president of the Registrant and of SSI, approximately $47,185 owed to The Pointer Group LLC, a consulting business owned by Thomas M. Swartwood who is Theodore M. Swartwood's brother, and $27,500 owed to T. Marshall Swartwood who is Theodore M. Swartwood's father.

In addition SwingStation LLC agreed to issue to the Registrant a warrant to purchase 10% of SwingStation LLC.

Theodore M. Swartwood, a director and former President of the Registrant is a founder and chief executive officer of SwingStation LLC, and Thomas M. Swartwood, his brother, is a founder and President of SwingStation LLC.

A copy of the Asset Purchase Agreement is filed as Exhibit 9.1.




ITEM 5.02.  RESIGNATION OF DIRECTORS OR PRINCIPAL OFFICERS

Theodore M. Swartwood resigned as an officer of the Registrant and all its subsidiaries effective as of 5:00 p.m. October 6, 2006 and will remain as a Director.




ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.    Description
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9.1            Asset Purchase Agreement, dated October 5, 2006.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                              DIGITAL IMAGING RESOURCES, INC.



                                              By:  /s/ Theodore M. Swartwood
                                                   -----------------------------
                                                   Theodore M. Swartwood
                                                   President























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